Summary Prospectus

September 28, 2012 (as revised January 31, 2013)

db X-trackers MSCI Brazil Hedged Equity Fund*

Ticker: DBBR	Stock Exchange: NYSE Arca

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.dbxus.com. You can also get this information at no cost by calling ALPS Distributors, Inc. at 1-855-329-3837 or by sending an e-mail request to dbxquestions@list.db.com. The Fund’s prospectus and statement of additional information, both dated September 28, 2012, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The db X-trackers MSCI Brazil Hedged Equity Fund (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Brazil US Dollar Hedged Index (the “Underlying Index”).

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund.

You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	Other Expenses(1)	Total Annual Fund Operating Expenses	Fee Waivers and Expense Reimbursement(2)	Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement
0.60%	0.53%	1.13%	0.53%	0.60%

(1)	Pursuant to the Investment Advisory Agreement between DBX Advisors LLC (the “Adviser”) and DBX ETF Trust (the “Trust”), the Adviser is responsible for substantially all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expense, taxes, brokerage expenses, future distribution fees or expenses, litigation expenses and other extraordinary expenses. The Fund also bears the cost of compensation paid to the Trust’s non-interested trustees (the “Independent Trustees”) in respect of the Independent Trustees’ service to the Fund (“Independent Trustee Fees”).

*	Prior to January 31, 2013, the fund’s name was “db-X MSCI Brazil Currency-Hedged Equity Fund.”

(2)	Effective as of the date of this prospectus, the Adviser has contractually agreed through September 30, 2013 to waive fees and/or reimburse the Fund’s expenses in order to limit the Fund’s net annual operating expenses to 0.60% of the Fund’s average daily net assets, except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses (the “Expense Cap”). In accordance with and as required by the Expense Cap, the Adviser will reimburse the Fund for the Independent Trustee Fees. The Expense Cap will remain in effect until at least September 30, 2013 and may only be terminated with the consent of the Trust’s Board (and may not be terminated by the Adviser) prior to that time. The fee table reflects the effect of the Expense Cap.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$62	$309	$576	$1,339

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Underlying Index is designed to provide exposure to Brazilian equity markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and Brazilian real. As of August 31, 2012, the MSCI Brazil US Dollar Hedged Index consisted of 78 securities with an average market capitalization of approximately $5.7 billion and a minimum market capitalization of approximately $499 million. The Underlying Index hedges the Brazilian real to the U.S. dollar by selling Brazilian real currency forwards at the one-month forward rate published by WM/Reuters.

For U.S. investors, international equity investments include two components of return. The first is the return attributable to stock prices in the non-U.S. market or markets in which an investment is made. The second is the return attributable to the value of non-U.S. currencies in these markets relative to the U.S. dollar. The Underlying Index and the Fund seek to track the performance of equity securities in the Brazilian markets that is attributable solely to stock prices.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Underlying Index. The Adviser and/or Sub-Adviser expect that, over time, the correlation between the Fund’s performance and that of the Underlying Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

The Adviser and/or Sub-Adviser use a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. The Fund intends to enter into forward currency contracts designed to offset the Fund’s exposure to non-U.S. currencies. A forward currency contract is a contract between two parties to buy or sell a specific currency in the future at an agreed-upon rate. The amount of forward contracts in the Fund is based on the aggregate exposure of the Fund and Underlying Index to each non-U.S. currency. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-U.S. currencies relative to the U.S. dollar.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers from Brazil and in instruments designed to hedge the Fund’s exposure to Brazilian real. In addition, the Fund will invest at least 80% of its total assets in instruments that comprise the Underlying Index. The Fund may also invest in depositary receipts in respect of equity securities that comprise the Underlying

Index to seek performance that corresponds to the Underlying Index. Investments in such depositary receipts will count towards the 80% investment policy discussed above with respect to instruments that comprise the Underlying Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated.

Summary of Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Further Discussion of Principal Risks” and in the Statement of Additional Information (“SAI”).

Risks Related to Investing in Brazil. Investments in securities of Brazilian companies are subject to regulatory and economic interventions that the

Brazilian government has frequently exercised in the past, including the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. In addition, the Brazilian securities markets may be subject to greater market volatility, lower trading volume, greater risk of market shut down, higher transactional and custody costs, decreased market liquidity and various administrative difficulties, such as delays in clearing and settling portfolio transactions. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil’s economy. Investments are also subject to certain restrictions on foreign investment as provided by Brazilian law. The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries. The Brazilian economy has historically been subject to high rates of inflation and a high level of debt, all of which may stifle economic growth. Brazil is heavily dependent on exports to its trading partners, including the United States, China and other countries in Central and South America, and reduction in spending on Brazilian products or adverse economic events in any of these countries may impact the Brazilian economy. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Fund’s investments. In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Currency Risk. The Fund enters into forward currency contracts to attempt to minimize the impact of changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar. These contracts may not be successful. Changes in currency exchange rates and the relative value of non-U.S. currencies may affect the value of the Fund’s investment and the value of your Fund shares. To the extent the Fund’s forward currency contracts are not successful in hedging against such changes, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-U.S. currencies included in the Underlying Index against the U.S. dollar during the month may affect the value of the Fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money.

Forward Currency Contracts Risk. The Fund invests in forward currency contracts. A forward currency contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Equity Securities Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes.

Financial Services Sector Risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. or foreign regulatory authorities, but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Materials Sector Risk. The Fund invests a significant portion of its assets in securities issued by companies in the materials sector. Companies engaged in the production and distribution of materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Energy Sector Risk. The Fund invests a significant portion of its assets in securities issued by companies in the energy sector. Companies in the energy sector may be adversely affected by changes in worldwide energy prices, exploration and production spending. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in equity securities, including general economic conditions and sudden and unpredictable drops in value. The Fund’s NAV and market price, like security prices generally, will fluctuate within a wide range in response to these and other factors.

Passive Investment Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Tracking Error Risk. The performance of the Fund may diverge from that of its Underlying Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index, the Fund’s return may deviate significantly from the return of the Underlying Index.

Cash Redemption Risk. Because the Fund invests a portion of its assets in foreign currency forward contracts, the Fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. The Fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the Fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used.

Valuation Risk. The value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Non-Diversification Risk. The Fund is non-diversified and may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Concentration Risk. To the extent that the Fund’s investments are concentrated in a particular industry, the Fund will be susceptible to loss due to adverse occurrences affecting that industry.

Geographic Investment Risk. Because the Fund invests a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Performance Information

As of the date of the Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.dbxus.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance.

Management

Investment Adviser. DBX Advisors LLC.

Sub-Adviser. TDAM USA Inc.

Portfolio Managers. Vishal Bhatia and Dino Bourdos, each a Portfolio Manager, are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager functions as a member of a portfolio manager team. Messrs. Bhatia and Bourdos have been Portfolio Managers of the Fund since the Fund’s inception.

Payment to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about the purchase and sale of Fund shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 47 of this Prospectus.

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